Exhibit 99.2

UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION

AOL Separation

On November 16, 2009, Time Warner Inc., a Delaware corporation (“Time Warner” or the “Company”), and AOL Inc., a Delaware corporation (“AOL”), entered into a separation and distribution agreement (the “Separation Agreement”) for the purpose of legally and structurally separating AOL from Time Warner (the “AOL Separation”). Pursuant to the Separation Agreement, (i) Time Warner and AOL completed certain internal restructuring transactions and effected certain transfers of assets and assumed certain liabilities such that substantially all of the assets and liabilities relating to the AOL business were transferred to and assumed by AOL and (ii) effective as of 11:59 p.m. on December 9, 2009 (the “Distribution Date”), Time Warner distributed all of the issued and outstanding shares of common stock, par value $0.01 per share, of AOL to Time Warner’s stockholders of record as of 5:00 p.m. on November 27, 2009 as a pro rata dividend in a spin-off.

After the Distribution Date, Time Warner does not beneficially own any shares of AOL common stock and, following such date, will no longer consolidate AOL’s financial results, and the historical financial results of AOL will be reflected in the Company’s consolidated financial statements as discontinued operations.

Pro Forma Information

The accompanying unaudited pro forma consolidated balance sheet of Time Warner as of September 30, 2009 is presented as if the AOL Separation had occurred on September 30, 2009. The accompanying unaudited pro forma consolidated statements of operations of Time Warner for the years ended December 31, 2008, 2007 and 2006 and for the nine months ended September 30, 2009 are presented as if the AOL Separation had occurred on January 1, 2006.

On March 13, 2009, in connection with the legal and structural separation of Time Warner Cable Inc. (“TWC”) from Time Warner that was completed on March 12, 2009 (the “TWC Separation”), the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “March 2009 Form 8-K”) that included as an exhibit an unaudited pro forma balance sheet of Time Warner as of December 31, 2008 and unaudited pro forma consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006, which unaudited pro forma consolidated statements of operations are incorporated by reference herein. The unaudited pro forma consolidated financial statements included in the March 2009 Form 8-K gave effect to the TWC Separation, Time Warner’s receipt of its pro rata portion of a special cash dividend paid by TWC to its stockholders in connection with the TWC Separation, and the March 27, 2009 one-for-three reverse stock split of the Company’s common stock (the “Reverse Stock Split”).

The amounts presented under the column heading “Adjusted Time Warner” in the accompanying unaudited pro forma consolidated statements of operations of Time Warner for the years ended December 31, 2008, 2007 and 2006, give effect to the TWC Separation and the Reverse Stock Split as if they had occurred on January 1, 2006. Also, the amounts presented under this column heading have been recast to reflect the adoption, on January 1, 2009, of accounting guidance related to (i) the accounting for noncontrolling interests and (ii) the accounting for share-based payment awards that are considered participating securities and their impact on earnings per share.

The accompanying unaudited pro forma consolidated financial information is presented based on information available, is intended for informational purposes only and is not necessarily indicative of and does not purport to represent the financial condition or operating results that would have actually occurred had the AOL Separation occurred as described, nor is it necessarily indicative of Time Warner’s future financial condition or operating results. In addition, the accompanying unaudited pro forma consolidated financial information does not reflect actions that may be undertaken by management after the AOL Separation. The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the notes thereto and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and the Company’s consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

In connection with the AOL Separation, and as provided for in the Company’s equity plans, the number of stock options, restricted stock units and target performance stock units outstanding at the effective date of the AOL Separation and the exercise prices of such stock options will be adjusted to maintain the fair value of these awards. The changes in the number of equity awards and the exercise prices will be determined by comparing the fair value of such awards immediately prior to the AOL Separation to the fair value of such awards immediately after the AOL Separation. The modifications to the outstanding equity awards will be made pursuant to existing antidilution provisions in the Company’s equity plans and such modifications will not result in any additional compensation expense.  No adjustment for such modifications has been reflected in the accompanying unaudited pro forma consolidated statements of operations.

Time Warner’s independent registered public accounting firm has not examined, reviewed, compiled or applied agreed upon procedures to the unaudited pro forma consolidated historical financial information presented herein and, accordingly, assumes no responsibility for it.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations:

Historical Time Warner

This column reflects Time Warner’s historical financial position as of September 30, 2009 and historical operating results for the nine months ended September 30, 2009, prior to any adjustment for the AOL Separation and the pro forma adjustments described under the heading “Other Adjustments” below.

Adjusted Time Warner

This column reflects Time Warner’s pro forma operating results for the years ended December 31, 2008, 2007 and 2006, after giving effect to the TWC Separation and Reverse Stock Split, and prior to any adjustment for the AOL Separation and the pro forma adjustments described under the heading “Other Adjustments” below. Also, the amounts presented under this column heading have been recast to reflect the adoption, on January 1, 2009, of accounting guidance related to (i) the accounting for noncontrolling interests and (ii) the accounting for share-based payment awards that are considered participating securities and their impact on earnings per share. For additional information regarding the amounts reflected under this column heading, see the unaudited pro forma consolidated statements of operations included as an exhibit to the March 2009 Form 8-K, which are incorporated by reference herein.

AOL Separation

This column reflects AOL’s historical financial position as of September 30, 2009 and its historical operating results for the years ended December 31, 2008, 2007 and 2006, and the nine months ended September 30, 2009.

Other Adjustments

This column represents pro forma adjustments for transactions between Time Warner and AOL that were previously eliminated in consolidation or that arise as a direct result of the AOL Separation, but are reflected in the Company’s consolidated financial position and results of operations upon the completion of the AOL Separation. These adjustments are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information.

TIME WARNER INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2009
(Unaudited)
(millions)

	Historical	AOL	Other		Pro Forma
	Time Warner	Separation	Adjustments		Time Warner

ASSETS
Current assets
Cash and equivalents	$7,126	$77	$(23)	(a)	$7,026
Receivables, less allowances	4,833	399	7	(b)	4,441
Inventories	1,892	-	-		1,892
Deferred income taxes	704	60	-		644
Prepaid expenses and other current assets	697	30	-		667
Total current assets	15,252	566	(16)		14,670

Noncurrent inventories and film costs	5,658	-	-		5,658
Investments, including available-for-sale securities	1,174	9	-		1,165
Property, plant and equipment, net	4,691	716	-		3,975
Intangible assets subject to amortization, net	3,470	267	-		3,203
Intangible assets not subject to amortization	7,831	-	-		7,831
Goodwill	31,978	2,177	-		29,801
Other assets	1,212	21	-		1,191
Total assets	$71,266	$3,756	$(16)		$67,494

LIABILITIES AND EQUITY
Current liabilities
Accounts payable and accrued liabilities	$8,084	$480	$6	(b)	$7,610
Deferred revenue	970	129	-		841
Debt due within one year	2,090	31	-		2,059
Current liabilities of discontinued operations	2	-	-		2
Total current liabilities	11,146	640	6		10,512

Long-term debt	15,410	42	-		15,368
Deferred income taxes	1,447	(217)	-		1,664
Deferred revenue	269	-	-		269
Other noncurrent liabilities	6,506	93	-		6,413

Equity
Time Warner common stock	16	-	-		16
Paid-in-capital	161,483	3,485	(22)	(a), (b)	157,976
Treasury stock, at cost	(26,535)	-	-		(26,535)
Accumulated other comprehensive income (loss), net	(1,047)	(288)	-		(759)
Accumulated deficit	(97,775)	-	-		(97,775)
Total Time Warner Inc. shareholders’ equity	36,142	3,197	(22)		32,923
Noncontrolling interests	346	1	-		345
Total equity	36,488	3,198	(22)		33,268
Total liabilities and equity	$71,266	$3,756	$(16)		$67,494

See accompanying notes to pro forma consolidated financial information.

TIME WARNER INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2009
(Unaudited)
(millions, except per share amounts)

	Historical	AOL	Other	Pro Forma
	Time Warner	Separation	Adjustments	Time Warner
Revenues:
Subscription	$7,669	$1,081	$-	$6,588
Advertising	4,943	1,277	24	3,690
Content	7,680	-	-	7,680
Other	597	90	-	507
Total revenues	20,889	2,448	24	18,465
Costs of revenues	(11,645)	(1,397)	(10)	(10,258)
Selling, general and administrative	(4,841)	(409)	(14)	(4,446)
Amortization of intangible assets	(348)	(105)	-	(243)
Amounts related to securities litigation and government investigations	(21)	-	-	(21)
Merger-related, restructuring and shutdown costs	(175)	(83)	-	(92)
Asset impairments and gain (loss) on disposal of assets, net	(90)	(5)	-	(85)
Operating income (loss)	3,769	449	-	3,320
Interest expense, net	(904)	(2)	-	(902)
Other income (loss), net	(71)	(5)	-	(66)
Income (loss) from continuing operations before income taxes	2,794	442	-	2,352
Income tax benefit (provision)	(1,042)	(165)	-	(877)
Net income (loss) from continuing operations	1,752	277	-	1,475
Less: Net (income) loss from continuing operations attributable to noncontrolling interests	(16)	(14)	-	(2)
Net income (loss) from continuing operations attributable to Time Warner Inc. shareholders	$1,736	$263	$-	$1,473

Per share information attributable to Time Warner Inc. common shareholders:
Basic income (loss) per common share from continuing operations	$1.45			$1.23

Average basic common shares outstanding	1,190.4			1,190.4

Diluted income (loss) per common share from continuing operations	$1.45			$1.23

Average diluted common shares outstanding	1,199.7			1,199.7

See accompanying notes to pro forma consolidated financial information.

TIME WARNER INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008
(Unaudited)
(millions, except per share amounts)

	Adjusted	AOL	Other	Pro Forma
	Time Warner	Separation	Adjustments	Time Warner
Revenues:
Subscription	$10,326	$1,929	$-	$8,397
Advertising	7,852	2,096	42	5,798
Content	11,435	-	-	11,435
Other	1,024	140	2	886
Total revenues	30,637	4,165	44	26,516
Costs of revenues	(17,163)	(2,231)	(20)	(14,952)
Selling, general and administrative	(7,317)	(669)	(24)	(6,672)
Amortization of intangible assets	(522)	(166)	-	(356)
Amounts related to securities litigation and government investigations	(21)	-	-	(21)
Merger-related, restructuring and shutdown costs	(344)	(17)	-	(327)
Asset impairments and gain (loss) on disposal of assets, net	(9,445)	(2,229)	-	(7,216)
Operating income (loss)	(4,175)	(1,147)	-	(3,028)
Interest expense, net	(1,327)	(2)	-	(1,325)
Other income (loss), net	(49)	(5)	-	(44)
Income (loss) from continuing operations before income taxes	(5,551)	(1,154)	-	(4,397)
Income tax benefit (provision)	(967)	(275)	-	(692)
Net income (loss) from continuing operations	(6,518)	(1,429)	-	(5,089)
Less: Net (income) loss from continuing operations attributable to noncontrolling interests	72	77	-	(5)
Net income (loss) from continuing operations attributable to Time Warner Inc. shareholders	$(6,446)	$(1,352)	$-	$(5,094)

Per share information attributable to Time Warner Inc. common shareholders:
Basic income (loss) per common share from continuing operations	$(5.40)			$(4.27)

Average basic common shares outstanding	1,194.2			1,194.2

Diluted income (loss) per common share from continuing operations	$(5.40)			$(4.27)

Average diluted common shares outstanding	1,194.2			1,194.2

See accompanying notes to pro forma consolidated financial information.

TIME WARNER INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007
(Unaudited)
(millions, except per share amounts)

	Adjusted	AOL	Other	Pro Forma
	Time Warner	Separation	Adjustments	Time Warner
Revenues:
Subscription	$10,626	$2,788	$-	$7,838
Advertising	7,943	2,231	19	5,731
Content	11,709	-	-	11,709
Other	1,076	162	19	933
Total revenues	31,354	5,181	38	26,211
Costs of revenues	(17,999)	(2,632)	(26)	(15,393)
Selling, general and administrative	(7,013)	(993)	(12)	(6,032)
Amortization of intangible assets	(402)	(96)	-	(306)
Amounts related to securities litigation and government investigations	(171)	-	-	(171)
Merger-related, restructuring and shutdown costs	(239)	(125)	-	(114)
Asset impairments and gain (loss) on disposal of assets, net	653	681	-	(28)
Operating income (loss)	6,183	2,016	-	4,167
Interest expense, net	(1,405)	7	-	(1,412)
Other income (loss), net	(11)	(2)	-	(9)
Income (loss) from continuing operations before income taxes	4,767	2,021	-	2,746
Income tax benefit (provision)	(1,665)	(806)	-	(859)
Net income (loss) from continuing operations	3,102	1,215	-	1,887
Less: Net (income) loss from continuing operations attributable to noncontrolling interests	(58)	(60)	-	2
Net income (loss) from continuing operations attributable to Time Warner Inc. shareholders	$3,044	$1,155	$-	$1,889

Per share information attributable to Time Warner Inc. common shareholders:
Basic income (loss) per common share from continuing operations	$2.45			$1.52

Average basic common shares outstanding	1,239.6			1,239.6

Diluted income (loss) per common share from continuing operations	$2.42			$1.50

Average diluted common shares outstanding	1,258.9			1,258.9

See accompanying notes to pro forma consolidated financial information.

TIME WARNER INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
(Unaudited)
(millions, except per share amounts)

	Adjusted	AOL	Other	Pro Forma
	Time Warner	Separation	Adjustments	Time Warner
Revenues:
Subscription	$13,229	$5,784	$-	$7,445
Advertising	7,630	1,886	27	5,771
Content	10,671	-	3	10,674
Other	1,095	117	18	996
Total revenues	32,625	7,787	48	24,886
Costs of revenues	(18,331)	(4,015)	(25)	(14,341)
Selling, general and administrative	(8,279)	(2,277)	(23)	(6,025)
Amortization of intangible assets	(420)	(134)	-	(286)
Amounts related to securities litigation and government investigations	(705)	-	-	(705)
Merger-related, restructuring and shutdown costs	(344)	(222)	-	(122)
Asset impairments and gain (loss) on disposal of assets, net	578	757	-	(179)
Operating income (loss)	5,124	1,896	-	3,228
Interest expense, net	(1,028)	(3)	-	(1,025)
Other income (loss), net	996	37	-	959
Income (loss) from continuing operations before income taxes	5,092	1,930	-	3,162
Income tax benefit (provision)	(953)	(510)	-	(443)
Net income (loss) from continuing operations	4,139	1,420	-	2,719
Less: Net (income) loss from continuing operations attributable to noncontrolling interests	(55)	(52)	-	(3)
Net income (loss) from continuing operations attributable to Time Warner Inc. shareholders	$4,084	$1,368	$-	$2,716

Per share information attributable to Time Warner Inc. common shareholders:
Basic income (loss) per common share from continuing operations	$2.93			$1.95

Average basic common shares outstanding	1,394.2			1,394.2

Diluted income (loss) per common share from continuing operations	$2.89			$1.92

Average diluted common shares outstanding	1,413.0			1,413.0

See accompanying notes to pro forma consolidated financial information.

Notes to Unaudited Pro Forma Consolidated Financial Information

Note 1: Unaudited Pro Forma Adjustments to Consolidated Balance Sheet as of September 30, 2009

The pro forma adjustments to Time Warner’s unaudited consolidated balance sheet as of September 30, 2009, relate to (1) the elimination of the assets, liabilities and equity of AOL and (2) other adjustments as follows:

(a)
An adjustment to reflect a cash contribution from Time Warner to AOL in connection with the AOL Separation such that AOL’s total cash balance as of the effective date of the AOL Separation is $100 million.

(b)
Adjustments for transactions between Time Warner and AOL that were eliminated in consolidation in the preparation of Time Warner’s historical consolidated financial statements, but that are reflected as assets and liabilities in the amounts presented under the column heading “Pro Forma Time Warner” upon the completion of the AOL Separation.

Note 2: Unaudited Pro Forma Adjustments to Consolidated Statements of Operations — Years Ended December 31, 2008, 2007 and 2006 and Nine Months Ended September 30, 2009

The pro forma adjustments to Time Warner’s unaudited consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006, and for the nine months ended September 30, 2009, relate to (1) the elimination of the results of operations of AOL and (2) adjustments to revenues, costs of revenues and selling, general and administrative expenses related to transactions between Time Warner and AOL that were eliminated in consolidation in the preparation of Time Warner’s historical consolidated financial statements, but that are reflected as revenues, costs of revenues and selling, general and administrative expenses in the amounts presented under the column heading “Pro Forma Time Warner” upon the completion of the AOL Separation.